PRUDENTIAL SECTOR FUNDS, INC.

Prudential Financial Services Fund

Supplement dated September 29, 2016 to the
Summary Prospectus and Prospectus dated January 27, 2016

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Effective immediately, the primary benchmark for the Prudential Financial Services Fund (the “Fund”) is the MSCI World Financials Index (the “Current Index”), which is replacing the MSCI World Financials ex-Real Estate Index (ND) (the “Prior Index”). In light of the exclusion of equity real estate investment trusts from the Current Index, which became effective on September 1, 2016, the Manager believes that the Current Index provides a more appropriate basis for Fund performance comparisons. In connection with this change, the index table in the “Investment Risks and Performance” section of the Fund’s Summary Prospectus and Prospectus is replaced with the following:

Index % (reflects no deduction for fees, expenses or taxes)	One Year	Five Years	Ten Years	Since Inception
MSCI World Financials Index	-3.37	6.00	-0.44	-
MSCI World Financials ex-Real Estate Index (ND)	-4.05	5.88	-.96	-
S&P Composite 1500 Index	1.01	12.39	7.41	-

In addition, the glossary section in the Fund’s Prospectus is hereby amended to include the following definition:

MSCI World Financials Index. The MSCI World Financials Index is an unmanaged, cap-weighted index that monitors the performance of financial stocks from around the world. The returns do not include the effects of any sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these expenses.

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